Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings.
Borrowings

Note 18. Borrowings

Loan from lessor

In October 2020, the Company entered into a lease for approximately 1,356 square meters, which is allocated on 839 square meters of office space, and 518 square meters of laboratory space in Hørsholm, Denmark. In addition to the ordinary lease payments, the Company obtained financing from DTU Science Park A/S (“DTU”) for rebuilding the laboratory facility and engineering building to match the Company’s needs. The Company will repay the $1.3 million financing at a fixed interest rate of 6% over 8 years. If the lease is terminated due to default by the Company before the outstanding balance, including interest accrued, has been repaid, the remaining balance is due immediately. The finance liability is recorded at amortized cost, which approximates fair value at the time of issuance. For the years ended December 31, 2023, 2022 and 2021 interest expense related to the loan from lessor was $0.1 million, $0.1 million and $nil, respectively. During the years ended December 31, 2023 and 2022, the Company had additions for borrowings related to the loan from lessor of $0.1 million.

As a result of the structure of the DTU financing this amount is not included as Purchase of property, plant and equipment within the consolidated statements of cash flows.

EIB Loan

In August 2020, the Company executed the EIB Loan, for a principal amount of €20.0 million, divided into three tranches of tranche 1 in the amount of €7.0 million, tranche 2 in the amount of €6.0 million and tranche 3 in the amount of €7.0 million. Under the EIB Loan Agreement, the tranche balances are due six years from their respective disbursement dates.

During the year ended December 31, 2021, the Company initiated the draw of the first tranche of the EIB Loan Agreement. The Company received the proceeds from the draw of the first tranche of €7.0 million (approximately $7.8 million) on February 17, 2022. The Company will repay the first tranche of the EIB Loan at a fixed interest rate of 3% per annum and a payment-in-kind interest rate of 4% per annum. The loan is amortized to maturity using an effective monthly interest rate of 0.78%. For the years ended December 31, 2023, 2022 and 2021 interest expense related to the EIB Loan was $0.7 million, $0.6 million and $nil, respectively. The loan is repayable in full six years after drawing down. The two remaining tranches have become void as of December 31, 2023.

Borrowings are summarized as follows:

	Years Ended December 31,
	2023	2022

	(USD in thousands)
Loan from lessor	$1,022	$1,068
EIB Loan	7,626	6,932
Total Borrowings	8,648	8,000
Less: Borrowings, current portion	(159)	(136)
Total Borrowings, net of current portion	$8,489	$7,864